SUPPLEMENT TO THE SPARTAN(registered trademark) MARKET INDEX FUND JUNE 20, 1997 PROSPECTUS
   The following information replaces similar information found in the "Breakdown of Expenses" section on page 13.
   The fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    This
plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for the fund. The Board of Trustees has authorized such payments.
Pursuant to approval of shareholders of Spartan Market Index Fund at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company (BT) has been appointed as the fund's sub-adviser.
The following information replaces similar information found in the "The Fund at a Glance" section on page 3.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to the fund and manages the fund's portfolio.
The following information replaces similar information found in the "Who May Want to Invest" section on page 3.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other mutual funds. BT generally does not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The following information replaces similar information found in the "Expenses" section on page 4.
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays management fees to FMR and BT. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
12).
The following figures are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets of the fund.
Management fee (after reimbursement)   0.19%

12b-1 fee                              None

Other expenses (after reimbursement)   0.00%

Total fund operating expenses          0.19%
(after reimbursement)

FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.24%, 0.23%, and 0.47%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
The following information replaces similar information found in the "Charter" section on page 8.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 8. The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser, and, in conjunction with the Board of Trustees, reviews the performance of its duties.
The following information supplements information found in the "Charter" section on page 8.
BT AND ITS AFFILIATES
BT is the sub-adviser of the fund, and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments and manages the fund in accordance with its investment objective and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
The following information replaces similar information found in the final paragraph under the heading "FMR and Its Affiliates" in the "Charter" section on page 8.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
Each use of the term "FMR" under the heading "Investment Principals and Risks" beginning on page 8 is replaced with the term "BT," except for the two uses in the following sentences which are unchanged.
At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis.
The following information replaces similar information found in the "Securities and Investment Practices" section beginning on page 10. The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
The following information replaces similar information found in the "Securities and Investment Practices" section beginning on page 10. EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
BT can use these practices in its effort to track the return of the S&P 500. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. The fund may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
The following information replaces similar information found in the "Fundamental Investment Policies and Restrictions" section on page 12. With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The following information replaces similar information found in the "Breakdown of Expenses" section beginning on page 12.
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and the fund pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. The fund also pays OTHER EXPENSES, which are explained on page 13.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease the fund's expenses and boost its performance.
MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fee at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending).
FMR has voluntarily agreed to limit the fund's total operating expenses (excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions or extraordinary expenses) to an annual rate of 0.19% of average net assets. This agreement will continue until December 31, 1999.
BT IS THE FUND'S SUB-ADVISER under an agreement with FMR and the fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to the fund.
For investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and sub-advisory fees are a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends.
The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FSC also collects the fund's annual index account fee of $10.00 per account on accounts under $10,000.
The fund's portfolio turnover rate for the fiscal year ended April 1997 was 6%. This rate varies from year to year.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 22. For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

SUPPLEMENT TO THE SPARTAN(registered trademark) MARKET INDEX FUND
JUNE 20, 1997
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLAN" SECTION ON PAGE 19.
   Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue as well as its past profits or its other resources to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such
payments for Spartan Market Index    .
Pursuant to approval of shareholders of Spartan Market Index Fund at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company (BT) has been appointed as the fund's sub-adviser.
THE FOLLOWING NEW HEADINGS SUPPLEMENT INFORMATION FOUND IN THE "TABLE OF CONTENTS" ON THE COVER PAGE.
BT                             15

Contracts with BT Affiliates   20

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND ON THE COVER
PAGE.
INVESTMENT SUB-ADVISER
Bankers Trust Company (BT)
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "INVESTMENT POLICIES AND LIMITATIONS" BEGINNING ON PAGE 2.
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
For the fund's limitation on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 5. For purposes of the fund's limitation on concentration in a single industry, the fund may use the industry categorizations as defined by BARRA, Inc.
THE FOLLOWING INFORMATION HAS BEEN ELIMINATED FROM THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGES 3 AND 7.
Closed-end Investment Companies. The fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end companies may trade at a premium or a discount to their net asset value.
INVESTMENT DETAILS. The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500. The fund may omit or remove an S&P 500 stock from its portfolio if, following objective criteria, FMR judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. FMR may purchase stocks that are not included in the S&P 500 to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 stocks omitted from the portfolio.
The ability of the fund to meet its objective depends in part on its cash flow because investments and redemptions by shareholders generally will require the fund to purchase or sell portfolio securities. A low level of shareholder transactions will keep cash flow manageable and enhance the fund's ability to track the S&P 500. FMR will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the fund's portfolio to the composition of the S&P 500. In addition, the fund will maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests.
EACH USE OF THE TERM "FMR" UNDER THE HEADINGS "EXPOSURE TO FOREIGN MARKETS," "FOREIGN CURRENCY TRANSACTIONS," "FUND'S RIGHTS AS A SHAREHOLDER," AND "LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2 IS REPLACED WITH THE TERM "BT."
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 6.
Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees and FMR, BT determines the liquidity of the fund's investments and, through reports from FMR and/or BT, the Board monitors investments in illiquid instruments. In determining the liquidity of the fund's investments, BT may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investments).
Investments currently considered by the fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, OTC options, and non-government stripped fixed-rate mortgage-backed securities. Also, BT may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans, and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options the fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration. THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 7.
Other Investment Companies. The fund may purchase the shares of other investment companies.
EACH USE OF THE TERM "FMR" UNDER THE HEADINGS "REPURCHASE AGREEMENTS" AND "REVERSE REPURCHASE AGREEMENTS" IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 7 IS REPLACED WITH THE PHRASE "BT OR, UNDER CERTAIN CIRCUMSTANCES, BY FMR OR AN FMR AFFILIATE."
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 8.
Securities Lending. The fund may lend securities to parties such as broker-dealer or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange
(NYSE) and a subsidiary of FMR Corp. The fund will not lend securities to BT or its affiliates. BT receives a portion of securities lending income earned by the fund.
Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by BT (or, under certain circumstances, FMR or an FMR affiliate) to be of good standing. Furthermore, they will only be made if, in BT's judgment, the consideration to be earned from such loans would justify risk.
BT understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). If the fund cannot recover the loaned securities on termination, the fund may sell the collateral and purchase a replacement investment in the market.
THE USE OF THE TERM "FMR" UNDER THE HEADING "SWAP AGREEMENTS" IN THE SECTION "INVESTMENT POLICIES AND LIMITATIONS" ON PAGE 8 IS REPLACED WITH THE TERM "BT."
THE FOLLOWING INFORMATION REPLACES THE "PORTFOLIO TRANSACTIONS"
SECTION IN ITS ENTIRETY BEGINNING ON PAGE 8.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are place on behalf of the fund by BT pursuant to authority contained in the management contract and the sub-advisory agreement. BT is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, BT considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or BT or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by BT (to the extent possible consistent with execution considerations) in accordance with the ranking of broker-dealers determined periodically by BT's investment staff based primarily upon the quality of execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to BT in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transactions ordered on behalf of other BT clients may be useful to BT in carrying out its obligations to the fund. The receipt of such research has not reduced BT's normal independent research activities; however, it enables BT to avoid the additional expenses that could be incurred if BT tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, BT must determine in good faith that such commissions are reasonable in relation to the value of the broker and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or BT's overall responsibilities of the fund and its other clients. In reaching this determination, BT will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
BT is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extend permitted by law. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation, BT Alex Brown Incorporated or BT Futures Corporation, indirect subsidiaries of Bankers Trust New York Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees have authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review BT's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1997 and 1996, the fund's portfolio turnover rates were 6% and 5% respectively.
For the fiscal years ended April 1997, 1996, and 1995, the fund paid brokerage commissions of $51,000, $432,000, and $31,000, respectively. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal years ended April 1997, 1996 and 1995, the fund paid brokerage commissions of $1,000, $1,000 and $0, respectively, to NFSC. During the fiscal year ended April 1997, this amounted to approximately 0.96% of the aggregate broker commissions paid by the fund for transactions involving approximately 0.36% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.
During the fiscal year ended April 1997, the fund paid $43,000 in commissions to brokerage firms that provided research services involving approximately $112,911,000 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made by BT and are independent from those of other funds managed by FMR or BT or accounts managed by FMR or BT affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these BT-managed funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment manager and BT as sub-adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION ON PAGE 14.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
THE FOLLOWING NEW SECTION SUPPLEMENTS INFORMATION FOUND ON PAGE 15.
BT
BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation, whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of December 31, 1996 Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT with approximately $227 billion in assets under management globally. Of that total, approximately $82 billion are in U.S. equity index assets. When bond and international funds are included, BT manages over $94 billion in total index assets. This makes BT one of the nation's leading managers in index funds.
BT has been advised by counsel that BT currently may perform the services for the fund described herein without violation of the Glass-Steagall Act or other applicable banking laws of relations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 15.
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
*J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporation Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of New York International Corp. (air conditioning and refrigeration), Commercial Iterteck Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997) and Informart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
THOMAS R. WILLIAMS (68), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.
*ROBERT C. POZEN (5l), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management Research (U.K.) Inc. (1997), and Fidelity Management Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THE FOLLOWING INFORMATION HAS BEEN ELIMINATED FROM THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.
JENNIFER FARRELLY (33), is Vice President and manager of Spartan Market Index, which she has managed since January 1994. She also manages other Fidelity funds. Ms. Farrelly joined Fidelity as a portfolio manager in 1985.
THE FOLLOWING INFORMATION REPLACES THE BIOGRAPHICAL INFORMATION FOR KENNETH A. RATHGEBER IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group. Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "COMPENSATION TABLE" IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1997, or calendar year ended December 31, 1996, as applicable.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.
** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 17.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting to the Trustees' Plan accounts did not result in a material cost to the funds.
THE FOLLOWING INFORMATION REPLACES THE "MANAGEMENT CONTRACT" SECTION IN ITS ENTIRETY ON PAGE 18.
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contact dated December 1, 1997 which was approved by shareholders on November 19, 1997.
Prior to December 1, 1997, FMR was the fund's manager pursuant to a management contract dated February 15, 1990, which was approved by shareholders on September 19, 1990.
MANAGEMENT AND SUB-ADVISORY SERVICES. The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing records, evaluations, and analyses on a variety of subjects to the Trustees.
BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the sub-advisory agreement, and subject to the supervision of the Board of Trustees, BT directs the investment of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund and provides custodial services to the fund.
MANAGEMENT-RELATED EXPENSES. In addition to the management fees payable to FMR, the sub-advisory fees payable to BT and the fees payable to FSC, the fund pays all its expenses, without limitations, that are not assumed by those parties.
The fund pays for the typesetting, printing, and mailing of proxy materials to shareholders, legal expenses, and the fees of the auditor, and non-interested Trustees. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statement of additional information notices, and reports to shareholders, the trust, on behalf of the fund, has entered into a revised transfer agent agreement with FSC pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation of which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT AND SUB-ADVISORY FEES. For the services of FMR under the contract, the fund pays FMR and BT monthly management and sub-advisory fees at the annual rate of 0.24% of average net assets throughout the month. These fees include management fees of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). FMR has voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses), are in excess of the annual rate of 0.19%, of average net assets of the fund through December 31, 1999. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of reimbursement by the fund will lower its total returns.
For the fiscal years ended April 30, 1997, 1996, and 1995, the fund paid FMR management fees of $6,713,000, $2,872,000, and $1,408,000, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
For the fiscal year ended April 30, 1997, management fees incurred under the fund's contract prior to reimbursement amounted to $6,713,000, and management fees reimbursed by FMR amounted to $169,000 (after reduction for compensation to the non-interested Trustees).
To defray shareholder service costs, FMR or its affiliates also collect the fund's $10.00 index account fee for balances under $10,000. For the fiscal years ended April 30, 1997, 1996, and 1995, FMR collected $89,000, $165,000, and $123,000, respectively, in index account fees.
SUB-ADVISER. The fund and FMR have entered into a sub-advisory agreement with BT. Pursuant to the sub-advisory agreement, FMR has granted BT investment management authority as well as the authority to buy and sell securities.
Under the sub-advisory agreement, for providing investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, as described above, in the sub-advisory agreements, for such services the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund. THE FOLLOWING INFORMATION REPLACES THE "CONTRACTS WITH FMR AFFILIATES" SECTION BEGINNING ON PAGE 19 IN ITS ENTIRETY.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects Spartan Market Index's $10.00 index account fee from certain accounts with balances of less than $10,000 at the time of the December distribution.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for these pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
Effective December 1, 1997, FSC no longer administers the fund's securities lending program.
THE FOLLOWING NEW SECTION SUPPLEMENTS INFORMATION FOUND ON PAGE 20. CONTRACTS WITH BT AFFILIATES
BT is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. However, a fund may invest in obligations of its custodian. Bankers Trust New York Corporation is included in the S&P 500. The Chase Manhattan Bank and The Bank of New York, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
BT's fees for custodial services to the fund are included in the fees payable under the sub-advisory agreement.
THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND UNDER THE HEADING "CUSTODIAN" IN THE "DESCRIPTION OF THE TRUST" SECTION BEGINNING ON PAGE 20.
Effective December 1, 1997, BT replaced Brown Brothers Harriman & Co. as custodian of the assets of the fund.

SUPPLEMENT TO THE FIDELITY SMALL CAP
SELECTOR (FORMERLY
FIDELITY SMALL CAP STOCK FUND), FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 20, 1997 PROSPECTUS
   The following information replaces the similar information found in "Other Expenses" on page 21:
   Mid-Cap Stock and Large Cap Stock have each adopted a
    DISTRIBUTION AND SERVICE PLAN   . Each plan recognizes that FMR
may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
Effective January 2, 1998, Fidelity Small Cap Stock Fund changed its name to Fidelity Small Cap Selector.
Effective January 2, 1998, the following information replaces the similar information found in "Investment Principles and Risks" on page 15:
SMALL CAP SELECTOR seeks capital appreciation by investing primarily in equity securities of companies with small market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Small market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small-capitalized for purposes of the 65% policy. As of October 31, 1997, the Russell 2000 included companies with capitalizations between $22.9 million and $2.5 billion.
The following information supplements the "Management Fee" section beginning on page 20:
The total management fee rate for the fiscal year ended April 30, 1997 was 0.55% for Small Cap Stock, 0.70% for Mid-Cap Stock and 0.53% for Large Cap Stock.
The Board of Trustees of Fidelity Small Cap Stock Fund has authorized an increase in the redemption fee (payable to the fund) from 0.75% to 1.50% of the amount redeemed on shares of Small Cap Stock Fund redeemed on or after November 15, 1997 and held less than 90 days.
The following information replaces the similar information found in the "Expenses" section on page 5:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page 31 for an explanation of how and when these charges apply.
Maximum sales charge on purchases
(as a % of offering price)
for Small Cap Stock 3.00%
for Mid-Cap Stock None
for Large Cap Stock None
Maximum sales charge on reinvested
distributions None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee (as a % of amount redeemed on shares redeemed before November 15, 1997 and held less than 90 days) for Small Cap Stock only 0.75%
Redemption fee (as a % of amount redeemed on shares redeemed on or after November 15, 1997 and held less than 90 days) for Small Cap Stock only 1.50%
Annual account maintenance fee
(for accounts under $2,500) $12.00
The following information replaces the similar information found in the chart on page 27:
If you sell shares of Small Cap Stock before November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 0.75% of the value of those shares.
If you sell shares of Small Cap Stock on or after November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 1.50% of the value of those shares.
The following information supplements the information found in "Shareholder and Account Policies" on page 33:
A REDEMPTION FEE if applicable, of 0.75% for shares redeemed before November 15, 1997 and held less than 90 days or 1.50% for shares redeemed on or after November 15, 1997 and held less than 90 days for Small Cap Stock, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If you bought shares on different days the shares you held longest will be redeemed first for purposes of determining whether the fee applies.

SUPPLEMENT TO THE FIDELITY SMALL CAP SELECTOR (FORMERLY FIDELITY SMALL CAP STOCK FUND),
FIDELITY MID-CAP STOCK FUND AND
FIDELITY LARGE CAP STOCK FUND
JUNE 20, 1997
STATEMENT OF ADDITIONAL INFORMATION
Effective January 2, 1998, Fidelity Small Cap Stock Fund changed its name to Fidelity Small Cap Selector.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN "INVESTMENT POLICIES AND LIMITATIONS"ON PAGE 2 FOR SMALL CAP SELECTOR:
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN "INVESTMENT POLICIES AND LIMITATIONS"ON PAGE 3 FOR MID-CAP STOCK FUND:
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN "INVESTMENT POLICIES AND LIMITATIONS" ON PAGE 4 FOR LARGE CAP STOCK
FUND:
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN "DISTRIBUTION AND SERVICE PLANS" ON PAGE 30:
Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Mid-Cap Stock's and Large Cap Stock's fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker dealers, that engage in the sale of Mid-Cap Stock's and Large Cap Stock's fund shares, or provide shareholder support services. Currently the Board of Trustees has authorized such payments for Mid-Cap Stock's and Large-Cap Stock's shares.